[LOGO OF VANTAGE INVESTMENT ADVISORS]













                                             Lincoln National
                                             Special Opportunities Fund, Inc.
                                             Annual Report
                                             December 31, 1998

Lincoln National Special Opportunities Fund, Inc.


Index
     Commentary
     Statement of Net Assets
     Statement of Operations
     Statements of Changes in Net Assets
     Financial Highlights
     Notes to Financial Statements
     Report of Ernst & Young LLP, Independent Auditors

Lincoln National
Special Opportunities Fund, Inc.


Managed by:    [LOGO OF VANTAGE INVESTMENT ADVISORS]


The Fund returned 6.79% for the year ended December 31, 1998. It's benchmark, the S&P Mid-Cap 400 Index, returned 19.11% for the year.

1998 was an unusual year for equities as investors favored big companies and big ideas. It is unusual that big companies outperformed, smaller companies within the context of a continued bull market. Typically, smaller companies outperform in bull markets, and large stocks provide the buffer in a down market.

Big Companies: Large companies as represented by the S&P 500 Index returned 9% more for the year than the S&P Mid Cap 400. Apparently, some investors, worried about a market downturn, flocked to the largest companies.

Big Ideas: Many companies that were expensive based on objective valuation measures outperformed the market substantially. Companies such as Amazon.Com and Yahoo which have not reported earnings in the past three years have exploded onto the scene. Investors clearly bought the ideas behind these companies as opposed to the earnings.

The Special Opportunities Fund provides risk-controlled exposure to medium sized companies with attractive valuations. However, larger companies and companies with higher valuations delivered the strongest returns. As a result, the Fund lagged the broader market.

Given the fact the market has been on a strong rally for several years, investors were anxious about any signals of decline. While macroeconomic events such as Fed Policy and the economic crises in Asia, Russia, and Emerging Markets clearly set a tone for the market, investors reacted swiftly and strongly to corporate earnings announcements during the year, rewarding companies for earnings growth and penalizing those that fell short of expectations.

Companies well positioned to benefit from Internet expansion saw earnings estimates and stock prices rise. While some companies were unproven, Sun Microsystems, a holding in the Fund, offers hardware and software applications that have become the industry standard for the Internet. It is an ideal holding for Special Opportunities Fund as it has a proven history of earnings growth and is attractively priced. The company was near the top of the winners list for the Fund this year. Solid consumer confidence and a healthy economy also boosted earnings for retail stocks during the year with Tommy Hilfiger and Staples leading the way for the Special Opportunities Fund.

On the down side, record low oil prices directly impacted those companies with oil-related earnings. As oil prices dropped, so did earnings estimates for oil companies including Occidental Petroleum and Oryx Energy.

While the recent returns of medium sized value stocks have been disappointing relative to large stocks, we anticipate that a reversal of fortune is in the cards. Large stocks have climbed to the point where they are more expensive relative to medium sized companies. In addition, the economic environment is ripe for a continued bull market. Since attractively valued companies have historically outperformed more expensive companies, and smaller companies have delivered higher returns than larger companies in bull markets, we are optimistic for the Fund in the year to come.


T. Scott Wittman

Growth of $10,000 invested 1/1/89 through 12/31/98


                               1/1/89  12/31/98
Special Opportunities Fund    $10,000   $58,292
S&P Midcap 400 Index          $10,000   $46,469


This chart illustrates, hypothetically, that $10,000 was invested in the Special Opportunities Fund on 1/1/89. As the chart shows, by December 31, 1998, the value of the investment at net asset value, with any dividends and capital gains reinvested, would have grown to $46,469. For comparison, look at how the S&P Midcap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $58,292. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.


Average annual return              Ended
on investments                     12/31/98
--------------------------------------------
One Year                           + 6.79%
--------------------------------------------
Five Years                         +15.79%
--------------------------------------------
Ten Years                          +16.60%
--------------------------------------------


Lincoln National
Special Opportunities Fund, Inc.

Statement of Net Assets
December 31, 1998

Investments:

                                                 Number        Market
Common Stock:                                    of Shares      Value
---------------------------------------------------------------------------
Aerospace & Defense: 1.9%
---------------------------------------------------------------------------
Cordant Technologies                              232,300      $ 8,711,250
Gulfstream Aerospace *                            163,100        8,685,075
---------------------------------------------------------------------------
                                                                17,396,325

Automobiles & Auto Parts: 1.0%
---------------------------------------------------------------------------
Navistar International *                          318,000        9,063,000
---------------------------------------------------------------------------

Banking, Finance & Insurance: 13.0%
---------------------------------------------------------------------------
AmSouth Bancorporation                            195,700        8,928,813
Astoria Financial                                 193,000        8,865,937
Bankers Trust New York                             85,000        7,262,187
Bear Stearns                                      168,799        6,308,863
Cigna                                             116,200        8,983,713
Dime Bancorp                                      343,800        9,089,213
Edwards (A.G.)                                    220,950        8,230,387
EXEL Limited                                       91,177        6,838,275
First American Financial                          278,500        8,946,812
Firstar                                            95,800        8,933,350
Firstplus Financial Group *                       359,500          988,625
MBIA                                              124,000        8,129,750
Old Republic International                        438,650        9,869,625
PNC Financial Group                               158,200        8,562,575
SLM Holding                                       194,650        9,343,200
---------------------------------------------------------------------------
                                                               119,281,325

Buildings & Materials: 4.6%
---------------------------------------------------------------------------
Carpenter Technology                              194,200        6,590,663
Centex                                            198,200        8,931,387
Lafarge                                           222,600        9,015,300
Premark International                             251,400        8,704,725
USG                                               178,000        9,066,875
---------------------------------------------------------------------------
                                                                42,308,950

Cable, Media & Publishing: 4.0%
---------------------------------------------------------------------------
Central Newspapers Class A                        134,800        9,629,775
Gannett                                           133,900        8,862,506
New England Business Service                      247,200        9,671,700
New York Times                                    253,200        8,782,875
---------------------------------------------------------------------------
                                                                36,946,856

Chemicals: 5.9%
---------------------------------------------------------------------------
Avery Dennison                                    151,900        6,844,994
Dexter                                            273,000        8,582,438
Dow Chemical                                       89,000        8,093,438
Idacorp                                           251,200        9,090,300
International Flavors & Fragrances                204,800        9,049,600
Lubrizol                                          179,400        4,608,338
Lyondell Petrochemicals                           320,400        5,767,200
W.R. Grace *                                      127,600        2,001,725
---------------------------------------------------------------------------
                                                                54,038,033

Computers & Technology: 9.4%
---------------------------------------------------------------------------
American Power Conversion *                       192,500        9,318,203
BMC Software *                                    182,800        8,151,738
Compuware *                                       112,900        8,816,784
Deluxe                                            241,700        8,837,156
Diebold                                           235,400        8,400,838
EG&G                                              324,300        9,019,594
Ingram Micro Class A *                            179,800        6,270,525
Keane *                                           225,200        8,993,925
Sterling Software *                               340,000        9,201,250
Sun Microsystems *                                104,200        8,915,613
---------------------------------------------------------------------------
                                                                85,925,626

Consumer Products: 3.1%
---------------------------------------------------------------------------
Brinker International *                           333,200        9,621,150
Clorox                                             78,000        9,111,375
United Stationers *                               351,100        9,457,756
---------------------------------------------------------------------------
                                                                28,190,281

                                                 Number        Market
                                                 of Shares      Value
---------------------------------------------------------------------------
Electronics & Electrical: 2.7%
---------------------------------------------------------------------------
Advanced Micro Devices                            300,000      $ 8,681,250
New Century Energies                              149,575        7,291,781
Vitesse Semiconductor *                           184,700        8,415,394
---------------------------------------------------------------------------
                                                                24,388,425

Energy: 4.3%
---------------------------------------------------------------------------
Occidental Petroleum                              204,100        3,444,187
Oryx Energy *                                     304,400        4,090,375
Peoples Energy                                    187,000        7,456,625
Phillips Petroleum                                162,800        6,939,350
Sun                                               243,800        8,792,038
Ultramar Diamond Shamrock                         368,400        8,933,700
---------------------------------------------------------------------------
                                                                39,656,275

Food, Beverage & Tobacco: 6.1%
---------------------------------------------------------------------------
Ball                                              203,900        9,328,425
Earthgrains                                       285,100        8,820,281
Fortune Brands                                    252,900        7,997,963
Gallagher Group Plc                               127,200        3,458,250
International Multifoods                          361,000        9,318,313
Interstate Bakeries                               331,300        8,758,744
Universal                                         242,600        8,521,325
---------------------------------------------------------------------------
                                                                56,203,301

Healthcare & Pharmaceuticals: 6.2%
---------------------------------------------------------------------------
Arterial Vascular Engineering *                   200,000       10,481,250
Beverly Enterprises *                           1,420,900        9,591,075
Health Management Associates Class A *            391,575        8,467,809
Lincare Holdings *                                224,600        9,103,318
McKesson                                          112,100        8,862,906
Mylan Laboratories                                318,200       10,023,300
---------------------------------------------------------------------------
                                                                56,529,658

Industrial Machinery: 5.3%
---------------------------------------------------------------------------
American Standard *                               262,800        9,444,375
Briggs & Stratton                                 154,300        7,695,713
Deere & Co.                                        28,700          950,687
Ingersoll-Rand                                    187,550        8,803,127
Milacron                                          442,500        8,518,125
National-Oilwell *                                358,000        4,005,125
Trinity Industries *                              229,900        8,851,150
---------------------------------------------------------------------------
                                                                48,268,302

Leisure, Lodging & Entertainment: 1.9%
---------------------------------------------------------------------------
Outback Steakhouse *                              220,300        8,770,694
Viad                                              292,300        8,878,613
---------------------------------------------------------------------------
                                                                17,649,307

Metals & Mining: 1.8%
---------------------------------------------------------------------------
Bethlehem Steel *                               1,056,300        8,846,513
USX-U.S. Steel Group                              342,000        7,866,000
---------------------------------------------------------------------------
                                                                16,712,513

Miscellaneous: 0.9%
---------------------------------------------------------------------------
AC Nielson *                                      310,000        8,757,500
---------------------------------------------------------------------------

Retail: 7.0%
---------------------------------------------------------------------------
Dollar Tree Stores *                              213,000        9,298,781
Neiman-Marcus Group *                             342,800        8,548,575
Ross Stores                                       249,400        9,812,331
Safeway *                                         153,624        9,361,463
Staples *                                         202,662        8,860,129
TJX                                               329,600        9,558,400
Zales *                                           285,700        9,213,825
---------------------------------------------------------------------------
                                                                64,653,504

Telecommunications: 2.8%
---------------------------------------------------------------------------
ALLTEL                                            142,600        8,529,263
Brightpoint *                                     581,300        7,938,378
General Instrument *                              263,200        8,932,350
---------------------------------------------------------------------------
                                                                25,399,991

Textiles, Apparel & Furniture: 3.6%
---------------------------------------------------------------------------
ASARCO                                            387,000        5,829,187
Johnson Controls                                  144,000        8,496,000


                                                 Number        Market
                                                 of Shares      Value
---------------------------------------------------------------------------
Tommy Hilfiger *                                  154,300      $ 9,258,000
Westpoint Stevens *                               301,000        9,490,906
---------------------------------------------------------------------------
                                                                33,074,093

Transportation & Shipping: 2.6%
---------------------------------------------------------------------------
AMR *                                             137,800        8,181,875
Continental Airlines-Class B *                    235,100        7,875,850
Delta Air Lines                                   156,600        8,143,200
---------------------------------------------------------------------------
                                                                24,200,925

Utilities: 4.2%
---------------------------------------------------------------------------
Allegheny Energy                                  249,000        8,590,500
Baltimore Gas & Electric                          217,800        6,724,575
General Public Utilities                          191,200        8,448,650
Rochester Gas & Electric                          268,700        8,396,875
Unicom                                            167,500        6,459,217
---------------------------------------------------------------------------
                                                                38,619,817

Total Common Stock: 92.3%
(Cost $683,051,576)                                            847,264,007
---------------------------------------------------------------------------

                                                Par
Money Market Instruments:                       Amount
---------------------------------------------------------------------------
American Honda Finance
5.4144%, 1/11/99                               $4,200,000        4,193,735
5.30%, 1/14/99                                   5,800,000       5,800,000
Amoco Chemicals
5.92%, 1/29/99                                   7,300,000       7,300,000
Caterpillar
5.237%, 2/4/99                                   2,500,000       2,487,722
Commercial Credit Corporation
5.3266%, 2/2/99                                  2,100,000       2,090,107
Corporate Asset Funding
5.3456%, 1/15/99                                 1,100,000       1,097,733
5.4358%, 1/21/99                                 5,500,000       5,483,500
5.35%, 1/27/99                                   9,500,000       9,463,293
Flour Corporation
5.53%, 1/13/99                                   3,400,000       3,400,000
GTE Funding
5.207%, 2/17/99                                  3,300,000       3,277,769
Merrill Lynch
5.2508%, 1/25/99                                 6,300,000       6,278,160
Signal Finance Mortgage
5.75%, 1/4/99                                    2,000,000       2,000,000
U.S. Treasury Bill(+)
5.11%, 4/29/99                                   2,440,000       2,404,002
Wells Fargo
5.4544%, 1/29/99                                 2,000,000       1,991,569
5.2190%, 3/10/99                                 6,600,000       6,535,672
---------------------------------------------------------------------------

Total Money Market Instruments: 7.0%
(Cost $63,803,262)                                              63,803,262
---------------------------------------------------------------------------

Total Investments: 99.3%
(Cost $746,854,838)                                            911,067,269
---------------------------------------------------------------------------
Other Assets Over Liabilities: 0.7%                              6,729,121
---------------------------------------------------------------------------

Net Assets: 100.0%
(Equivalent to $33.416 per share
based on 27,465,746 shares
issued and outstanding)                                       $917,796,390
===========================================================================

(+) Fully or partially pledged as collateral for open futures contracts.

* Non-income producing security.

See accompanying notes to financial statements.

Lincoln National Special Opportunities Fund, Inc.

Statement of Operations

Year ended December 31, 1998


Investment income:
 Dividends                                                 $13,257,131
------------------------------------------------------------------------
 Interest                                                    3,400,522
------------------------------------------------------------------------
  Total investment income                                   16,657,653
------------------------------------------------------------------------

Expenses:
 Management fees                                             3,248,791
------------------------------------------------------------------------
 Accounting fees                                               345,723
------------------------------------------------------------------------
 Printing and postage                                          125,777
------------------------------------------------------------------------
 Directors fees                                                  4,200
------------------------------------------------------------------------
 Other                                                          25,178
------------------------------------------------------------------------
  Total expenses                                             3,749,669
------------------------------------------------------------------------
Net investment income                                       12,907,984
------------------------------------------------------------------------

Net realized and unrealized gain on
investments and futures contracts:
 Net realized gain on investment transactions and
 futures contracts                                          73,392,994
------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)
 of investments and futures contracts                      (27,321,101)
------------------------------------------------------------------------
Net realized and unrealized gain on
investments and futures contracts                           46,071,893
------------------------------------------------------------------------
Net increase in net assets
resulting from operations                                  $58,979,877
========================================================================


Statements of Changes in Net Assets

Years ended December 31, 1998 and 1997

                                                 Year ended     Year ended
                                                 12/31/98       12/31/97
                                                 ----------------------------
Changes from operations:
-----------------------------------------------------------------------------
 Net investment income                           $ 12,907,984   $ 11,867,899
-----------------------------------------------------------------------------
 Net realized gain on investment transactions
 and futures contracts                             73,392,994     75,795,433
-----------------------------------------------------------------------------
 Net change in unrealized appreciation
 (depreciation) of investments and
 futures contracts                                (27,321,101)    96,003,484
-----------------------------------------------------------------------------
Net increase in net assets
resulting from operations                          58,979,877    183,666,816
-----------------------------------------------------------------------------

Distributions to shareholders from:
 Net investment income                            (22,448,658)             -
-----------------------------------------------------------------------------
 Net realized gain on investments                 (75,795,433)   (47,162,977)
-----------------------------------------------------------------------------
  Total distributions to shareholders             (98,244,091)   (47,162,977)
-----------------------------------------------------------------------------
Net increase in net assets
resulting from capital share transactions          84,238,365     87,726,664
-----------------------------------------------------------------------------

  Total increase in net assets                     44,974,151    224,230,503
-----------------------------------------------------------------------------
Net Assets, beginning of year                     872,822,239    648,591,736
-----------------------------------------------------------------------------
Net Assets, end of year                          $917,796,390   $872,822,239
=============================================================================

See accompanying notes to financial statements.

Lincoln National Special Opportunities Fund, Inc.

Financial Highlights

(Selected data for each capital share outstanding throughout the year)

                                            Period ended December 31,
                                                1998       1997      1996        1995       1994
                                            --------------------------------------------------------
Net asset value, beginning of year            $ 35.056    $ 29.423  $ 27.383    $ 22.164   $24.478

Income (loss) from investment operations:
 Net investment income                           0.470       0.477     0.548       0.616     0.565
 Net realized and unrealized gain (loss) on
  investments and futures contracts              1.795       7.293     3.867       6.131    (0.942)
                                            --------------------------------------------------------
 Total from investment operations                2.265       7.770     4.415       6.747    (0.377)
                                            --------------------------------------------------------

Less dividends and distributions:
 Dividends from net investment income           (0.862)          -    (0.548)     (0.616)   (0.565)
 Distributions from net realized gain on
  investment transactions                       (3.043)     (2.137)   (1.827)     (0.912)   (1.372)
                                            --------------------------------------------------------
 Total dividends and distributions              (3.905)     (2.137)   (2.375)     (1.528)   (1.937)
                                            --------------------------------------------------------
Net asset value, end of year                  $ 33.416    $ 35.056  $ 29.423    $ 27.383   $22.164
                                            ========================================================

Total Return(1)                                   6.79%      28.15%    16.51%      31.86%    (1.00%)

Ratios and supplemental data:
 Ratio of expenses to average net assets          0.42%       0.42%     0.44%       0.45%     0.48%
 Ratio of net investment income
  to average net assets                           1.44%       1.57%     2.00%       2.39%     2.49%
 Portfolio Turnover                              76.27%      73.74%    88.17%      90.12%    74.63%
 Net assets, end of year (000 omitted)        $917,796    $872,822  $648,592    $505,755  $318,417

(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance percentages in the letter at the front of this booklet (those percentages are based upon the change in unit value).

See accompanying notes to financial statements.

Lincoln National Special Opportunities Fund, Inc.

Notes to Financial Statements

December 31, 1998

The Fund: Lincoln National Special Opportunities Fund, Inc. (the "Fund") is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products.

The Fund's investment objective is to maximize capital appreciation. The Fund primarily invests in mid-size companies whose stocks have significant growth potential. Current income is a secondary consideration.

1. Significant Accounting Policies

Investment Valuation: Portfolio securities which are traded on an exchange are valued at the last reported sale price on the exchange or market where primarily traded or listed or, in the absence of recent sales, at the mean between the last reported bid and asked prices. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Money market instruments having less than 60 days to maturity are stated at amortized cost, which approximates market value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes amortization of premium and discount. Realized gains or losses from investment transactions are reported on an identified cost basis.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses: The custodian bank of the Fund has agreed to waive its custodial fees when the Fund maintains a prescribed amount of cash on deposit in certain non-interest bearing accounts. For the year ended December 31, 1998, the custodial fees offset arrangements amounted to $14,929.

Taxes: The Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

2. Other Assets Over Liabilities

The statement of net assets account "Other Assets Over Liabilities" at December 31, 1998 consisted of the following assets (liabilities):

Cash                                    $  536,410
---------------------------------------------------
Receivable for dividend earned           1,283,594
---------------------------------------------------
Receivable for interest earned              30,038
---------------------------------------------------
Receivable for securities sold           8,075,563
---------------------------------------------------
Receivable for capital shares sold          19,675
---------------------------------------------------
Payable for securities purchased        (4,152,502)
---------------------------------------------------
Payable for capital shares redeemed       (106,020)
---------------------------------------------------
Management fees payable                   (270,110)
---------------------------------------------------
Other, net                               1,312,473
---------------------------------------------------
                                        $6,729,121
                                        ===========

3. Management Fees and Other Transactions With Affiliates

Lincoln Investment Management Company (the "Advisor") and its affiliates manage the Fund's investment portfolio and maintain its accounts and records. For these services, the Advisor receives a management fee at an annual rate of .48% of the first $200,000,000 of the average daily net assets of the Fund, .40% of the next $200,000,000, and .30% of the average daily net assets of the Fund in excess of $400,000,000. The sub-advisor for the Fund, Vantage Investment Advisors, an affiliate of the Advisor, is paid directly by the Advisor.

Delaware Service Company ("Delaware"), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. For these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed 1.50% of the average daily net assets of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the year ended December 31, 1998.

Certain officers and directors of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated directors is borne by the Fund.

4. Analysis of Net Assets

Net Assets at December 31, 1998 consisted of the following:

Common Stock, par value $.01 per share**                      $ 274,657
------------------------------------------------------------------------
Paid in capital in excess of par value of shares issued     673,840,931
------------------------------------------------------------------------
Undistributed net investment income                           2,327,225
------------------------------------------------------------------------
Accumulated net realized gain on investments
and futures contracts                                        73,392,994
------------------------------------------------------------------------
Net unrealized appreciation of investments
and futures contracts                                       167,960,583
------------------------------------------------------------------------
                                                           $917,796,390
                                                           =============

** The Fund has 50,000,000 authorized shares.

5. Investments

The cost of investments for federal income tax purposes approximates cost for book purposes. The aggregate cost of investments purchased and the aggregate proceeds from investments sold for the year ended December 31, 1998 and the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and the net unrealized appreciation at December 31, 1998 are as follows:


     Aggregate      Aggregate      Gross          Gross          Net
     Cost of        Proceeds       Unrealized     Unrealized     Unrealized
     Purchases      From Sales     Appreciation   Depreciation   Appreciation
     ------------------------------------------------------------------------
     $633,522,451   $638,162,989   $209,899,287   $(45,686,856)  $164,212,431

6. Supplemental Financial Instrument Information

Financial Futures Contracts: The Fund may purchase or sell financial futures contracts, which are exchange traded. The Fund bears the market risk that arises from changes in the value of these financial instruments.. The Fund deposits with its custodian a specified amount of cash or eligible securities called "initial margin" or "variation margin". The market value of investments pledged to cover margin requirements for open positions at December 31, 1998 was $2,404,002. Unrealized gain or loss on the contracts is reflected in the accompanying financial statements. The Fund is subject to the market risks of unexpected changes in the underlying markets and interest rates. Financial futures contracts open at December 31, 1998 were as follows:

                             Notional                          Unrealized
Contracts                    Cost Amount   Expiration Dates    Gain
---------------------------------------------------------------------------
260 S&P 400 midcap stock
index contracts              $47,179,340   March 1999          $3,748,152

7. Summary of Changes From Capital Share Transactions


                                               Shares Issued Upon                                Net Increase
                      Capital                  Reinvestment of        Capital Shares             Resulting From Capital
                      Shares Sold              Dividends              Redeemed                   Share Transactions
                    ---------------------------------------------------------------------------------------------------
                      Shares      Amount       Shares      Amount     Shares        Amount       Shares       Amount
                    ---------------------------------------------------------------------------------------------------
Year ended
 December 31, 1998: 2,038,875  $66,140,393   2,995,446  $98,244,091  (2,466,167) $(80,146,119)  2,568,154  $84,238,365
Year ended
 December 31, 1997: 2,437,238   78,263,255   2,072,674   58,607,959  (1,656,123)  (49,144,550)  2,853,789   87,726,664

8. Distributions to Shareholders

The Fund declares and distributes dividends on net investment income, if any, semi-annually. Distributions of net realized gains, if any, are declared and distributed annually.

Lincoln National Special Opportunities Fund, Inc.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors
Lincoln National Special Opportunities Fund, Inc.

We have audited the accompanying statement of net assets of Lincoln National Special Opportunities Fund, Inc. (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Special Opportunities Fund, Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                  /s/ ERNST & YOUNG LLP
Philadelphia, Pennsylvania
February 5, 1999